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                                                                 EXHIBIT 10.14.3

                     AMENDMENT #2 TO SPLIT-DOLLAR AGREEMENT

         This amendment is made and entered into this 1st day of January, 2003, by and among Martha Stewart Living Omnimedia, Inc., a Delaware corporation, having and address of 11 West 42nd Street, New York, New York, 10036 ("Corporation"), Martha Stewart, an individual residing in the state of Connecticut ("Employee"), and The Martha Stewart Family Limited Partnership, a Connecticut limited partnership ("Owner").

         WITNESSETH THAT:

         WHEREAS, the Corporation, the Employee and the Owner (collectively the "parties") executed an agreement on February 28, 2001 known as the "Split Dollar Agreement", which agreement was then amended on January 28, 2002 ("the Agreement"); and

         WHEREAS, the parties now wish to amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and other consideration the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. A new Section 19 is added to the Agreement as follows:

         19. Waiver of Payment Obligation.

         Notwithstanding anything to the contrary in this Agreement, the Corporation will not be required to make any further premium payments pursuant to the Agreement following the payment required to be made in 2002 unless the Corporation receives an opinion of counsel satisfactory to the Corporation that the payment of such premiums will not violate applicable laws.

         2. All capitalized terms used herein without definition shall have the meanings given to them in the Agreement.

                             MARTHA STEWART LIVING OMNIMEDIA, INC.


                             By: /s/ Greg Blatt
                                ------------------------------------------------
                                Name:  Greg Blatt
                                Title: EVP, Business Affairs and General Counsel


                              /s/ Martha Stewart
                             ---------------------------------------------------
                             Martha Stewart

                             MARTHA STEWART FAMILY LIMITED PARTNERSHIP


                             By: /s/ Martha Stewart
                                ------------------------------------------------
                                Name:  Martha Stewart
                                Title: General Partner